RNA-targeted Precision Medicine for Duchenne Muscular Dystrophy JANUARY 10, 2017 NASDAQ: SRPT Exhibit 99.1

Forward-looking statements This presentation contains "forward-looking statements" within the meaning of the safe harbor provisions of the U.S. Private Securities Litigation Reform Act of 1995. Statements that are not historical facts or words such as "believes," "anticipates," "plans," "expects," "will," "intends," "potential," "possible," “goal,” ”strategy,” ”may,” “should,” “project,” “estimate,” “and similar expressions are intended to identify forward-looking statements. Forward-looking statements in this presentation include but are not limited to: The market opportunity for DMD in and Sarepta’s goals to expand into Europe and other regions; the potential role and impact of small amounts of dystrophin on DMD disease progression; Sarepta’s beliefs that it has established a strong foundation for the Exondys 51 launch and its plans to continue building on it, that the early stage of the launch and access discussions with payors are going well and that they will ultimately cover the majority of patients who have submitted a start form, that the initial quarter of this launch is highly competitive with those of some of the most successful launches for ultra-rare diseases, that Sarepta is well positioned for success in 2017 and its plans for building shareholder value in 2017 by among other things executing on Sarepta’s identified key areas of focus to support the launch, its strategic plans with payors, and Sarepta’s expectation that conversion rates will gradually accelerate throughout the second quarter and the rest of the year; Sarepta’s plans for its pipeline and technology, including PPMO, development efforts, partnerships and their respective potential benefits; Sarepta’s Q4 2016 net revenue (unaudited) and other financial expectations; Sarepta’s strategic and commercialization plans in the EU for Exondys 51 and Sarepta’s belief that it has submitted data supporting the clinical efficacy of Exondys 51 and expectations relating to the EMA’s Exondys 51 MAA evaluation process and timelines; Sarepta’s belief that its robust clinical development program, including ESSENCE, could form a potential foundation for an accelerated clinical development pathway for follow-on therapies; and other statements made during the presentation regarding Sarepta’s future, strategy and business plans. These forward-looking statements involve risks and uncertainties, many of which are beyond Sarepta’s control and are based on Sarepta’s current beliefs, expectations and assumptions regarding it business. Actual results and financial condition could materially differ from those stated or implied by these forward-looking statements as a result of such risks and uncertainties and could materially and adversely affect Sarepta’s business, results of operations and trading price. Potential known risk factors include, among others, the following: the commercialization of EXONDYS 51 may not be successful in part or at all for various reasons including that the actual market size, market acceptance, demand/ prescriptions and drug supply needed may not be consistent with Sarepta’s expectations, insurance carrier delays in coverage, coverage limitations and denials could be more prevalent than expected, our manufacturing, sales, distribution and specialty pharmacy network may not be efficient in getting EXONDYS 51 to the market, and other economic, competitive, reimbursement and regulatory conditions could negatively impact commercialization; the USPTO, other agencies or courts may make decisions against Sarepta that negatively impact its business plans for EXONDYS 51, its pipeline of product candidates or technologies; completion of post-marketing commitments and other studies for EXONDYS 51 and research and development efforts for our technologies, including PPMO, and pipeline of product candidates may not yield data consistent with prior results or demonstrate a benefit that supports approval or continued or full regulatory approval by regulatory authorities; Sarepta and/ or its partners may not be able to achieve any additional successful commercializations or gain any benefit from their partnerships; Sarepta may not be able to execute on its business plans including meeting its expected or planned regulatory milestones and timelines, clinical development plans and bringing product candidates to market for various other reasons including possible limitations of Company financial and other resources, manufacturing limitations that may not be anticipated and regulatory, court or agency decisions; and those risks identified under the heading “Risk Factors” in Sarepta’s 2015 Annual Report on Form 10-K or and most recent Quarterly Report on Form 10-Q for the quarter ended September 30, 2016 filed with the Securities and Exchange Commission (SEC) and in its other SEC filings. For a detailed description of risks and uncertainties Sarepta faces, you are encouraged to review Sarepta's filings with the SEC. We caution investors not to place considerable reliance on the forward-looking statements contained in this presentation. The forward-looking statements in this presentation are made as of the date of this presentation only and, other than as required under applicable law, Sarepta does not undertake any obligation to publicly update its forward-looking statements.

Affects 1 in 3,500 – 5,000 males born worldwide What is Duchenne muscular dystrophy? Rare progressive neuromuscular genetic disease; fatal with average lifespan of mid to late 20s Diagnosis occurs between ages 4-5 Caused by gene mutation that encodes for dystrophin – a protein that plays a key structural role in muscle fiber production Small amounts of dystrophin may change the progression of the disease

DMD Represents a significant opportunity in key markets around the world 47% of DMD [>12,000 patients] 8 exons Exon 44 Exon 52 Exon 43 Exon 8 Exon 55 Exon 45 Exon 53 Exon 51 29% of DMD [>7,600 patients] 3 exons Exon 45 Exon 53 Exon 51 13% of DMD [>3,400 patients] 1 exon Exon 51 8 exons ≈ half of all DMD patients building value for shareholders in 2017 Exon 45&53 PPMO 4 External Collaborations 3. Accelerate Multiple Treatment Approaches Pursue and secure EMA approval and establish EU footprint Prepare for early access in other jurisdictions 2. Global Expansion EXONDYS 51 launch in US Increase awareness and importance of knowing your mutation 1. Achieve Successful Commercial Launch

EXONDYS 51™ Commercial Update

FIRST Driving prescriptions for all identified/ appropriate Exon 51 skip amenable patients FOURTH Ensuring all DMD patients have genetic tests and are appropriately identified for exon amenability Four Key activities DRIVING A SUCCESSFUL EXONDYS 51 LAUNCH Key Strategic Areas of Focus THIRD Addressing procedural barriers to therapy to shorten timeframe from start form to first infusion SECOND Active dialogue with payers to support broad market access

COMMERCIAL EXECUTION: U.S. MARKET LAUNCH Q4 Net Revenue (unaudited): ~$5.4 Million Genetically Verified Start Forms: Over 250 Since Launch Patient Demographics Current Start Forms: ~60% commercial / 40% Medicaid Age of Patients on Therapy: 9 months - 27 years Average Age of Patients on Therapy: 13 years STRONG initial PHYSICIAN AND PATIENT DEMAND

Exon 51 Patients by DMD Center 95% Top Tier Centers have submitted a START Form 92% Tier 2 Centers have submitted a START Form 60% Tier 3 Centers have submitted a START Form DMD Centers TIER 1 & 2 REPRESENT 80% OF ALL DMD EXON 51 PATIENTS MAJOR DMD CENTERS are actively submitting start forms

9 National Health Plans Covering >156 Million Lives 22 Regional Accounts Covering 60 Million Lives 5 of the Top Commercial PBMs 3 of the Top Medicaid PBMs 13 of the Top Medicaid States Covering 27 Million Lives Payers actively engaged in learning more about EXONDYS 51 (i.e. >25 AMCP Dossier requests received to date, ~20 Medical / MSL presentations) ACCESS Discussions Progressing Well

Majority of Plans covering or evaluating coverage case-by-case 13% of Covered Lives have a favorable policy and/or covering to USPI 79% of Covered Lives are pending policy decisions, reviewing case-by-case or approved with restrictions 8% of Covered Lives are denying coverage (conversations continue) As of 12/31/16

Patient Journey to first infusion Find out about EXONDYS 51 Identify “patient home” site of care and 1:1 KOL to local MD discussion Surgical placement of port Discuss with DMD Expert Schedule appointment for port First EXONDYS 51 infusion Timeline Varies Center-to-Center and Patient-by-Patient Initiate access/reimbursement effort i.e. Identify prior authorization criteria Submit start form Ship product Determine infusion site options Coordinate infusion Submit paperwork and/or 1:1 KOL meetings to discuss access for patient Confirm Genetic Mutation

GENETIC TESTING PPMD partnership (Decode Duchenne support for testing) HCP “Importance of Genetic Testing” Brochure (Field driven) Duchenne.com patient education “knowing your DMD mutation” INTERPRETATION PPMD partnership (Decode Duchenne genetic counselors) MDA supported DMD Chart Review Program Duchenne.com (Exon Deletion Tool) Genetic Mutation Worksheet driving patient identification through increased genetic testing and interpretation 7-fold increase year-over-year in testing applications Highest month of program to-date (last month) PPMD – DeCode Duchenne

Treating More boys with dmd

E.U. market research and KOL mapping completed Strategic approach to E.U. congress management Larger exon 51 opportunity (patient numbers) than the U.S. EUROPE is a large opportunity IP legal initiatives progressing

EUROPEAN SUBMISSION (MAA) Proposed Indication EXONDYS is indicated for treatment of Duchenne muscular dystrophy (DMD) in adults, adolescents and children aged 4 years and older who have a confirmed mutation of the DMD gene that is amenable to exon 51 skipping Clinical Data Eteplirsen vs Untreated External Control (exon 51 amenable patients) 4-Year 6MWT Data 4- Year Loss of Ambulation Data Supportive Data on other Outcome Measures 3-Year North Star Ambulatory Assessment Total Score 3- Year Ability to Rise Independently from Supine Pulmonary Function (compared to literature) Eteplirsen vs Secondary External Control (N=50 any exon amenable patients) 3-Year 6MWT Data 3- Year Loss of Ambulation Data Dystrophin (Week 180 vs. untreated controls) Percent Dystrophin Fibers Intensity Western Blot Safety Database: N=150 (81 with ≥1 year of exposure)

Preparing to rapidly commercialize in EU if approved Actively Engaged with EU KOLs Ongoing advisory from top EU DMD experts and significant presence at major conferences World Muscle Society Skip NMD Consortium ICNMD: Symposium Action Duchenne EMA DMD Guidelines CNS Active Clinical Trial Programs in EU SRPT 4053-101 ESSENCE EU Commercial Plans Underway Building out infrastructure footprint Scaling manufacturing to meet potential demand for a European launch

ESSENCE WILL TARGET AN ADDITIONAL 16%

A GLOBAL PHASE THREE PLACEBO CONTROLLED TRIAL FOR EXONS 45 &53 CURRENTLY ENROLLING

Applying Key Learnings from Eteplirsen Clinical Trials

Developed to enroll boys in whom a potential treatment effect might be most readily detected

- Age-range reduced from ages 7-16 to age 7-13.
- Boys older than 13 years, who walk further than 300 meters on 6MWT have a less predictable disease course.
- Allows for a more homogenous population

Lengthened from 1 to 2 years based on our understanding of the time frame when a potential treatment effect on 6MWT might first be seen

Overview

- ~ 99 males to enroll (age 7-13)
- 96 week, double-blind, placebo controlled
- Roll over to open-label for 96 weeks
- Randomized 2:1 (66 active treatment:33 placebo)
- Conducted at sites in US, Europe, Canada



For more information go to clinicaltrials.gov/show/NCT02500381

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4045-301 (ESSENCE) Exon 45 or Exon 53 96 weeks (plus 96 week extension) ~99 Enrolling 4658-301 (PROMOVI) Exon 51 48 weeks (plus 48 week extension) ~160 ~80 treated ~ 80 untreated Enrolling (Treated & Untreated) 4658-203 Exon 51 96 weeks ~40 ~20 treated ~20 untreated Enrolling (Untreated) ROBUST Clinical development Program Does not include pending trial design under discussion with FDA exploring alternate dosing regimen(s) 4658-US-202 Exon 51 240+ weeks 12 Complete 4658-204 Exon 51 96 weeks ~24 ~24 treated Complete 4053-101 Exon 53 Part 1: 12 weeks Part II: 48 weeks 12 (Part I); 48 (Part II) Part I: 8 placebo, 4 treated Part II: 24 treated (12 Part I), 24 untreated Complete 4045-101 Exon 45 12 weeks (plus 108 weeks extension) ~12 ~12 treated (extension phase) Complete STUDY NAME & NO. EXON TARGET LENGTH OF STUDY NO. OF PATIENT ENROLLMENT STATUS

Staging a multi-front battle against Duchenne

Muscle Fibrosis (Catabasis) Exploring benefits of co-administration of exon skipping and NF-KB inhibition Exon Skipping disease modifying backbone to address to underlying cause of DMD Executed four external partnerships expanding our portfolio of DMD treatments Staging a multi-front battle against Duchenne

Exon Skipping disease modifying backbone to address to underlying cause of DMD Executed four external partnerships expanding our portfolio of DMD treatments Staging a multi-front battle against Duchenne Utrophin Modulation (Summit) Potential to be disease-modifying therapy for all underlying mutations of DMD

Exon Skipping disease modifying backbone to address to underlying cause of DMD Executed four external partnerships expanding our portfolio of DMD treatments Staging a multi-front battle against Duchenne Gene Therapy (Nationwide Children’s Hospital) Partnering to advance MicroDystrophin gene therapy into clinical trials

Muscle Fibrosis (Catabasis) Exploring benefits of co-administration of exon skipping and NF-KB inhibition Exon Skipping disease modifying backbone to address to underlying cause of DMD Executed four external partnerships expanding our portfolio of DMD treatments Staging a multi-front battle against Duchenne Utrophin Modulation (Summit) Potential to be disease-modifying therapy for all underlying mutations of DMD Gene Therapy (Nationwide Children’s Hospital) Partnering to advance MicroDystrophin gene therapy into clinical trials Gene Therapy (Nationwide Children’s Hospital) Partnering to advance GalgT2 gene therapy into clinical trials

Next Generation Pre-clinical data

PPMO: NEXT GENERATION ANTISENSE PLATFORM TO TARGET MUSCLE AND OTHER ORGANS Proprietary class of PPMO compounds have the potential to provide: Improved delivery in vivo Superior dystrophin production in vivo Tolerability in non-human primates Less frequent dosing Extended patent term A platform technology that can potentially be tailored to target any organ PPMO PMO CPP

7 30 60 90 7 30 60 90 PMO PPMO Days Post Single Dose Injection Quadriceps mdx (DMD) mice were treated with a single IV dose of PMO or PPMO @ 40 mg/kg The clinical Western blot method for dystrophin was performed on muscle at 7-90 days post single dose injection Standard Curve (% WT) Standard Curve (% WT) Standard Curve (% WT) 16 4 1 .25 Standard Curve (% WT) PMO PPMO 0 Quadriceps 7d 32 16 4 1 PMO PPMO 0 30d 16 4 1 .25 PMO PPMO 0 60d 16 4 1 .25 PMO PPMO 0 90d 7 30 60 90 7 30 60 90 Days Post Single Dose Injection PMO PPMO Diaphragm 7 30 60 90 7 30 60 90 Days Post Single Dose Injection PMO PPMO Heart RESPONSE DURABILITY SUPPORTS LESS FREQUENT DOSING A SINGLE PPMO DOSE SUSTAINS INCREASED LEVELS OF DYSTROPHIN FOR 90 DAYS IN MDX MICE

mdx (DMD) mice were treated with a single IV dose of PMO or PPMO (with the clinical cell penetrating peptide) The clinical Western blot method for dystrophin was performed on muscle at 30 days post single dose injection 40 80 120 Dose (mg/kg) 40 80 120 PMO PPMO 40 80 120 Dose (mg/kg) 40 80 120 PMO PPMO HEART Dose Response: Levels of dystrophin at 30 days post single dose injection of 40, 80, or 120 mg/kg DIAPHRAGM CELL PENETRATING PEPTIDE INCREASES POTENCY VS. PMO WITH MATCHED SEQUENCE A SINGLE PPMO DOSE INCREASES DYSTROPHIN LEVELS IN A DOSE-DEPENDENT MANNER IN MDX MICE

>90% EXON 51 SKIPPING PPMO CLINICAL CANDIDATE ACHIEVES GLOBAL DELIVERY IN NON-HUMAN PRIMATE (NHP) Exon skipping observed in all relevant muscle groups: skeletal, cardiac and smooth muscle NHPs tolerated 4-weekly doses of 20, 40 and 80 mg/kg 20 40 80 20 40 80 20 40 80 20 40 80 Dose (mg/kg) Quadriceps (skeletal) Diaphragm (skeletal) Heart (cardiac) GI Tract (smooth)

PPMO demonstrates enhanced efficacy vs. PMO Significantly higher dystrophin production Durability of response should support less frequent dosing IND-enabling GLP toxicology studies to begin early this year; target opening IND before year-end 2017 Initial toxicology in mouse and non-human primate indicate a favorable therapeutic window Accelerating development of PPMO program towards clinical trials

Up to 7 programs in clinic in 2017 Comprehensive approach to treating DMD Internal External Collaborations Program Discovery Preclinical Phase 1 Phase 2 Phase 3 DMD EXON 53 (SRP-4053) DMD EXON 45 (SRP-4045) PPMO DMD EXON 52 (SRP-4052) UTROPHIN (SUMMIT) MICRODYSTROPHIN GENE THERAPY (NATIONWIDE CHILDREN’S ) GALGT2 GENE THERAPY (NATIONWIDE CHILDREN’S) DMD

Sarepta well positioned for success in 2017 Rapidly advancing pipeline: Exons 45/53 PPMO 4 External collaborations EXPANSION INTO EUROPE AND OTHER REGIONS EARLY US LAUNCH SUCCESS Sarepta will be the global leader in RNA-targeted precision medicine to treat DMD 29

Thank you   ©2016 Sarepta Therapeutics, Inc. 215 First Street, Cambridge, MA 02142. All rights reserved. Sarepta, Sarepta Therapeutics and the Sarepta logo are registered trademarks of Sarepta Therapeutics, Inc. EXONDYS and EXONDYS 51 are trademarks of Sarepta Therapeutics, Inc.